ASSIGNMENT AND ASSUMPTION AGREEMENT

          Reference is made to the Security Purchase Agreement dated as of July 30, 1998 , as amended by the First Amendment Agreement dated as of July 29, 1999, the Second Amendment Agreement dated as of July 20, 2000 and the Third Amendment dated as of August 28, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Security Purchase Agreement"), by and among Fingerhut Receivables, Inc., as Transferor, certain Purchasers and Managing Agents parties thereto, and Bank of America, N.A., as Administrative Agent for such Purchasers. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Security Purchase Agreement.

          Quincy Capital Corporation, Falcon Asset Securitization Corporation, Four Winds Funding Corporation, Bank of America, N.A., Bank One, NA (Main Office Chicago), and Commerzbank Aktiengesellschaft, Chicago Branch (each an "Assignor" and collectively the "Assignors") and Fingerhut Receivables, Inc., a Delaware corporation (the "Assignee"), hereby agree as follows:

          1. In consideration of the Assignee's payment of $54,545,455 (the "Purchase Price"), each of the Assignors hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a 100% interest in its interest in the Class C Securities of its Purchaser Group and/or the Class C Invested Amount, and to each such Assignor's rights and obligations with respect to the Class C Securities under the Security Purchase Agreement on August 28, 2000 (the "Purchase Date"). The Purchase Price shall be paid on the Purchase Date. All interest and fees accrued on the Class C Securities to but excluding the Purchase Date, shall be paid to the Assignors in accordance with the Series Supplement.

          2. Each of the Assignors (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien created by it; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Security Purchase Agreement, the other Principal Agreements or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Security Purchase Agreement, the other Principal Agreements, the Receivables or other Trust Property or any such other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Transferor or Servicer or the performance or observance by Transferor or Servicer of any of their respective obligations under the Security Purchase Agreement, the other Principal Agreements or any instrument or document furnished pursuant thereto.

          3. The Assignee (i) confirms that it has received a copy of the Security Purchase Agreement, the Pooling and Servicing Agreement, the Series Supplement and such other instruments, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement and purchase such interest in the Assignor's rights and obligations under the Security Purchase Agreement; (ii) specifies as its address for notices the office set forth beneath its name on the signature pages hereof; and (iii) agrees that it will not institute against any Conduit Purchaser any proceeding of the type referred to in
Section 9.11 of the Security Purchase Agreement prior to the date which is one year and one day after the payment in full of all commercial paper and other debt securities issued by any Conduit Purchaser.

          4. (i) The Assignee shall be the owner of the Class C Invested Amount, (ii) the Assignors shall be released from their respective obligations to fund any Additional Invested Amount with respect to the Class C Securities requested by the Transferor subsequent to the Purchase Date and all other obligations, if any, of the Assignors under and in connection with the Security Purchase Agreement or any other Principal Agreements with respect to the Class C Securities to the extent of this Assignment and Assumption Agreement, (iii) all distributions in respect of the Class C Invested Amount shall be made to the Assignee, (iv) the defined terms and other terms and provisions of the Security Purchase Agreement and the other Principal Agreements shall be interpreted in accordance with the foregoing, and (v) if requested by the Administrative Agent, the Assignors and the Assignee will execute and deliver such further agreements and documents and take such other actions as the Administrative Agent may reasonably request to evidence and give effect to the foregoing.

          5. This Assignment and Assumption Agreement shall be effective on the Purchase Date upon receipt by the Administrative
Agent and the Transferor of this Assignment and Assumption
Agreement duly executed by Assignors, the Assignee and the Managing Agents for the Assignors.

          6. As of the Purchase Date, (i) the Assignee shall not be a party to the Security Purchase Agreement nor have any rights and obligations of a Conduit Purchaser or an Alternate Purchaser thereunder, notwithstanding the provisions of Section
8.01 of the Security Purchase Agreement and (ii) the Assignors shall, to the extent provided in this Assignment and Assumption Agreement with respect to the Class C Securities, relinquish their respective rights and be released from their respective obligations under the Security Purchase Agreement.

          7. The Assignee covenants and agrees (i) not to assign, sell or transfer all or any part of its interest in any Class C Securities to any Person that is not an Affiliate of the Transferor or the Servicer without the prior written consent of the Required Senior Securityholders and (ii) that any assignment, sale or transfer of an interest in its Class C Securities to such Person shall comply in all respects with the terms and conditions set forth in Section 8.01 of the Security Purchase Agreement.

          8. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments received by it in respect of the interest assigned hereby to the Assignee. The Assignors and the Assignee shall make all appropriate adjustments in payments under the Security Purchase Agreement for periods prior to the Purchase Date directly between themselves.

          9. This Assignment and Assumption Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          10. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.


        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized as of the 28th day of August, 2000.

                         QUINCY CAPITAL CORPORATION,
                         as Conduit Purchaser and Assignor

                         By  /s/ Juliana C. Johnson
                           Name:  Juliana C. Johnson
                           Title:  Vice President


                         FALCON ASSET SECURITIZATION CORPORATION, as Conduit Purchaser and Assignor

                         By  /s/ Andrew Leszczynski
                           Name:  Andrew Leszczynski
                           Title:  Authorized Signatory


                         FOUR WINDS FUNDING CORPORATION,
                         as Conduit Purchaser and Assignor

                         By:  /s/  James T. Ahern
                           Name:  James T. Ahern
                           Title:  Senior Vice President

                         By:  /s/  Carl Kemmerer
                           Name:  Carl Kemmerer
                           Title:  Assistant Treasurer


                         BANK OF AMERICA, N.A.,
                         as Alternate Purchaser and Managing Agent and as Administrative Agent for the Purchasers

                         By  /s/ Elliott Lemon
                           Name:  Elliott Lemon
                           Title:  Vice President


                         BANK ONE, NA (MAIN OFFICE CHICAGO),
                         as Alternate Purchaser and Managing Agent

                         By  /s/ Andrew Leszczynski
                           Name:  Andrew Leszczynski
                           Title:  Authorized Signatory


                         COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO
                         BRANCH, as Alternate Purchaser and
                         Managing Agent

                         By:  /s/  James T. Ahern
                           Name:  James T. Ahern
                           Title:  Senior Vice President

                         By:  /s/  Carl Kemmerer
                           Name:  Carl Kemmerer
                           Title:  Assistant Treasurer


                         FINGERHUT RECEIVABLES, INC.,
                         as Assignee and Transferor

                         By  /s/  Brian M. Szames
                           Name:  Brian M. Szames
                           Title:  President

                         4400 Baker Road
                         Suite F480
                         Minnetonka, MN  55343
                         Attn:  Treasury

                         with a copy to:

                         Federated Department Stores, Inc.
                         7 West Seventh Street
                         Cincinnati, OH 45202
                         Attn:  Treasurer